Exhibit 10.30
FIRST AMENDMENT TO TAX RECEIVABLE AGREEMENT

THIS FIRST AMENDMENT TO TAX RECEIVABLE AGREEMENT (this “Amendment”), dated as of November 16, 2022 is entered into by and among I3 VERTICALS, INC., a Delaware corporation (the “Corporation”), I3 VERTICALS, LLC, a Delaware limited liability company (the “LLC”), and each of the Members party hereto.

RECITALS

WHEREAS, the Corporation, the LLC and each of the Members party thereto entered into that certain Tax Receivable Agreement dated as of June 25, 2018 (the “Agreement”); and

WHEREAS, the parties to the Agreement desire to amend the Agreement as contemplated hereby.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound thereby, the parties hereto agree as follows:

1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth herein.

2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Agreement.

3.    Amendments to Agreement.
(a)    Section 1.1 of the Agreement is hereby amended to add the following definitions in the appropriate alphabetical order to read as follows:

“SOFR Adjustment” means 0.10% (10 basis points).

    “Term SOFR” means for any period, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such period with a borrowing date and a maturity comparable to such period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such period.
    “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME Group Benchmark Administration Limited (or any successor administrator satisfactory to the Corporation) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Corporation from time to time).
    “U.S. Government Securities Business Days” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
(b)    Section 1.1 of the Agreement is hereby amended by (i) deleting the defined term “LIBOR” in its entirety and (ii) restating the following defined terms in their entirety to read as follows:

“Agreed Rate” means Term SOFR plus 100 basis points

    “Default Rate” means the sum of (i) the highest rate applicable at the time under the Senior Secured Credit Facilities plus (ii) 200 basis points, it being understood that if there are no Senior Secured Credit Facilities then the Default Rate shall be Term SOFR plus 500 basis points.

“Early Termination Rate” means Term SOFR plus 200 basis points.

4.    Miscellaneous.

(a)    Effective as of the date first written above, all references to the Agreement shall hereafter mean the Agreement as amended by this Amendment.

(b)     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CORPORATION:	I3 VERTICALS, INC., a Delaware corporation

By: /s/ Paul Maple______________________
Name: Paul Maple
Title: General Counsel & Secretary

LLC:	I3 VERTICALS, LLC, a Delaware limited liability company

By: /s/ Paul Maple______________________
Name: Paul Maple
Title: General Counsel & Secretary

MEMBERS:

FIRST AVENUE PARTNERS II L.P.

By: Front Street Equities, LLC
Its: General Partner
Signature: /s/ David M. Wilds_______________
David M. Wilds
Its: Managing Member

FRONT STREET EQUITIES, LLC

By: David M. Wilds
Its: Managing Member
Signature: /s/ David M. Wilds_______________
David M. Wilds

DAVID M. WILDS (an individual member)

Signature: /s/ David M. Wilds_______________
David M. Wilds

CCSD II, L.P.

By: CCSD GP II, L.L.C.
Its: General Partner
Signature: /s/ Burton Harvey_______________
Burton Harvey
Its: Manager

CF i3 CORPORATION

By: Burton Harvey
Its: Managing Partner
Signature: /s/ Burton Harvey_______________
Burton Harvey

CLARITAS CAPITAL SPECIALITY DEBT FUND L.P.

By: CCSD GP, LLC
Its: General Partner
Signature: /s/ Burton Harvey_______________
Burton Harvey
Its: Manager

BURTON HARVEY (an individual member)

Signature: /s/ Burton Harvey_______________
Burton Harvey

HMP III EQUITY HOLDINGS, LLC

By: /s/ John Harrison______________________
John Harrison
Its: Vice President

DAILY FAMILY INVESTMENTS, LLC

By: Austin Daily
Its: Manager
Signature: /s/ Austin Daily__________________
Austin Daily

GREGORY DAILY (an individual member)

Signature: /s/ Gregory Daily___________________
Gregory Daily

GREGORY DAILY AND COLLIE DAILY (an individual member)

Signature: /s/ Gregory Daily___________________
Gregory Daily

Signature: /s/ Collie Daily___________________
Collie Daily